UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Peak Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39951	85-2448157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 Hopyard Road Suite 100
Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 925 463-4800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PKBO	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On September 24, 2024, Peak Bio, Inc. (the “Company”) granted 4,150,000 options to purchase shares of the Company’s common stock to its officers, directors, employees and consultants. The options are exercisable for a term of ten years, subject to certain conditions, and have an exercise price of $0.80 per share. The Company issued the options relying on exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

See Item 5.02 and Item 8.01 below for additional information regarding certain of these options.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2024, the Company granted (i) Hoyoung Huh, MD, PhD, the Company’s Executive Chairman of the Board, an option to purchase 1,200,000 shares of the Company’s common stock; (ii) Divya Patel, the Company’s Acting Chief Financial Officer, an option to purchase 500,000 shares of the Company’s common stock; (iii) Satyajit Mitra, the Company’s Executive Director of Oncology, an option to purchase 500,000 shares of the Company’s common stock and (iv) Stephen LaMond, the Company’s former interim Chief Executive Officer and Chief Operating Officer, an option to purchase 875,000 shares of the Company’s common stock. The options have an exercise price of $0.80 per share and, subject to each recipient’s continued service to the Company and there being an effective Form S-8 Registration Statement (a “Form S-8”) on file with the SEC covering the issuance of the shares of common stock underlying the options, will vest with respect to one third of the shares on each of (i) the effective date of the Form S-8, (ii) December 31, 2024 and (iii) December 31, 2025.

Item 8.01 Other Events.

On September 24, 2024, the Company granted options to purchase a total of 900,000 shares of the Company's common stock to two of its non-employee directors. The options have an exercise price of $0.80 per share and, subject to each recipient’s continued service to the Company and there being an effective Form S-8 on file with the SEC covering the issuance of the shares of common stock underlying the options, will vest with respect to one third of the shares on each of (i) the effective date of the Form S-8, (ii) December 31, 2024 and (iii) December 31, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*	Form of Non-Qualified Option Grant Agreement for Non-Employee Directors
10.2*	Form of Non-Qualified Option Grant Agreement for Employees and Consultants

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK BIO, INC.

Date:	September 30, 2024	By:	/s/ Hoyoung Huh
Hoyoung Huh, M.D., PhD. Executive Chairman of the Board